UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-135006) filed by Wells Fargo & Company (“Wells Fargo”) with the Securities and Exchange Commission (the “Commission”). In connection with the remarketing of $2,899,023,500 aggregate principal amount of Floating Rate Convertible Senior Debentures due 2033 (the “Debentures”), Wells Fargo hereby files with the Commission: (i) the Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 1, 2008; (ii) the Supplemental Agreement to Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 22, 2008; (iii) the Third Supplemental Indenture between Wells Fargo and Citibank, N.A., dated as of May 6, 2008; and (iv) the consent of Faegre & Benson LLP, Wells Fargo’s special tax counsel, to the use of its name under the caption “Material United States Federal Income Tax Considerations” in the remarketing prospectus supplement related to the remarketing of the Debentures.

(d)	Exhibit

4.1	Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 1, 2008.

4.2	Supplemental Agreement to Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 22, 2008.

4.3	Third Supplemental Indenture between Wells Fargo & Company and Citibank, N.A., dated as of May 6, 2008 to Indenture, dated as of April 15, 2003, as supplemented by First Supplemental Indenture, dated as of November 8, 2004 and Second Supplemental Indenture, dated as of April 1, 2008.

23.1	Consent of Faegre & Benson LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 6, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 1, 2008.	Electronic Transmission

4.2	Supplemental Agreement to Remarketing Agreement among Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated April 2, 2008.	Electronic Transmission

4.3	Third Supplemental Indenture between Wells Fargo & Company and Citibank, N.A., dated as of May 6, 2008 to Indenture, dated as of April 15, 2003, as supplemented by First Supplemental Indenture, dated as of November 8, 2004 and Second Supplemental Indenture, dated as of April 1, 2008.	Electronic Transmission

23.1	Consent of Faegre & Benson LLP.	Electronic Transmission